UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

INTEGRATED PERFORMANCE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Integrated Performance Systems, Inc.
901 Hensley Lane
Wylie, Texas 75098
214.291.1427

To our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of Integrated Performance Systems, Inc. (the "Company") to be held at the principal offices of the Company at 901 Hensley Lane, Wylie, Texas 75098 on November 9, 2006 at 10:00 a.m. local time.

At the meeting you will be asked to vote to approve a proposal to change the state of incorporation of the Company from New York to Delaware, to approve a proposal to effect a one for twenty-five (1 for 25) reverse stock split, and to approve a proposal to reduce the number of authorized shares of the Company.

Owners of record of the Company's common stock and Series F convertible preferred stock at the close of business on October 6, 2006 will be entitled to vote at the Special Meeting or at any adjournments or postponements thereof.

Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible. If you attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

I look forward to seeing you at our meeting.
Sincerely,
s/ Brad Jacoby
Brad Jacoby
Chief Executive Officer and Chairman of the Board

Wylie, Texas
October 9, 2006

Integrated Performance Systems, Inc.
901 Hensley Lane
Wylie, Texas 75098
214.291.1427

Notice of Special Meeting of Shareholders
to Be Held on November 9, 2006

To the Shareholders of Integrated Performance Systems, Inc.:

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Integrated Performance Systems, Inc., a New York corporation (the "Company"), will be held at the principal offices of the Company at 901 Hensley Lane, Wylie, Texas 75098 on November 9, 2006 at 10:00 a.m. local time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:

    To consider a proposal to change the state of incorporation of the Company from New York to Delaware;

    To consider a proposal to effect a one for twenty-five (1 for 25) reverse stock split, if proposal #1 is approved; and

    To consider a proposal to approve a reduction in authorized shares of the Company, if proposals #1 and #2 are approved.

Only shareholders of record of the Company's common stock and Series F convertible preferred stock at the close of business on October 6, 2006 are entitled to receive notice of and to vote at the Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Brad Jacoby
Brad Jacoby
Corporate Secretary

Wylie, Texas
October 9, 2006

Your vote is important. Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed preaddressed envelope in order to ensure your representation at the Meeting. You may revoke your proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Meeting.

Proxy Statement
for the
Special Meeting of Shareholders
to be Held on November 9, 2006

Information Concerning the Meeting and Solicitation and Voting of Proxies

General

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Integrated Performance Systems, Inc., a New York corporation (the "Company"), for use at the Special Meeting of Shareholders (the "Meeting") to be held at the principal offices of the Company at 901 Hensley Lane, Wylie, Texas 75098, on November 9, 2006 at 10:00 a.m., local time, and at any adjournment or postponement thereof. The notice of meeting, this Proxy Statement and the related proxy card are first being mailed to shareholders on or about October 9, 2006.

All duly executed proxies received by the day prior to the Meeting will be voted in accordance with the choices specified thereon, unless revoked as described below. Voting securities represented by properly executed and returned proxies on which no specification has been made will be voted by the persons named in the proxies (i) FOR the approval of the proposal to change the state of incorporation of the Company from New York to Delaware (the "Reincorporation"), (ii) FOR the approval of the proposal to approve a reverse stock split of one share of common stock of the newly created Delaware corporation for each 25 shares of common stock of the existing New York corporation that you currently hold (the "Reverse Stock Split"), and (iii) FOR the approval of the proposal to reduce the number of authorized shares of the Company (the "Capital Reduction" and, collectively with the Reincorporation and the Reverse Stock Split, the "Restructuring"), as described more fully below. If any other matters are properly presented at the Meeting for action, including a question of adjourning or postponing the Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Record Date; Voting Securities and Shareholders Entitled to Vote

The Board has fixed the close of business on October 6, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 60,652,194 shares of the Company's common stock, $0.01 par value per share ("New York Common Stock"), issued and outstanding and held by 845 shareholders of record, and 193,829 shares of the Company's Series F convertible preferred stock, $0.01 par value per share ("New York Preferred Stock"), issued and outstanding and held by one shareholder of record. Each share of New York Preferred Stock is convertible at the option of the holder into 1,000 shares of New York Common Stock, and each share of New York Preferred Stock is entitled to 1,000 votes on any matters to be voted on by the holders of New York Common Stock.

Quorum and Voting

The attendance, in person or by proxy, of the holders of a majority of the votes of shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. The affirmative vote of the holders of two-thirds (⅔) of the votes of shares entitled to vote on the proposed Reincorporation, with shares of the New York Stock voting together as a single class, is required to approve the Reincorporation. The affirmative vote of the holders of a majority of the votes of shares entitled to vote on the proposed Reverse Stock Split and proposed Capital Reduction, with shares of the New York Stock voting together as a single class, is required to approve each of the Reverse Stock Split and Capital Reduction.

The chairman of the Meeting will be Brad Jacoby, the Company's Chief Executive Officer, or, in his absence, a person elected at the Meeting. The chairman of the Meeting shall appoint one or more inspectors, each of whom shall affirm to faithfully serve as inspector. The inspector(s) shall receive the ballots, count the votes and make and sign a certificate of the results of the balloting, separately tabulating affirmative and negative votes, abstentions and broker non-votes. The inspector(s) shall also decide all questions touching upon the qualification of voters, the validity of the proxies and the acceptance or rejection of votes.

If less than a majority of outstanding shares entitled to vote are in attendance, in person or by proxy, at the Meeting, a majority of the shares in attendance may adjourn the Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Meeting before an adjournment is taken.

Voting by Proxy; Revocability and Voting of Proxies

A proxy card for use at the Meeting and a return envelope for the proxy are enclosed. To vote by proxy, please complete and return your proxy to the Secretary of the Company in the return envelope; for the vote to be counted, the Company must receive the proxy by November 8, 2006, the day before the date of the Meeting. You have the power to revoke your proxy at any time before it is exercised by (1) attending the Meeting and voting in person, (2) duly executing and delivering a proxy for the Meeting bearing a later date or (3) delivering written notice of revocation to the Secretary of the Company prior to the Meeting. Proxy cards that are not signed or that are not returned have no effect for any purpose.

Controlling Shareholder

Brad Jacoby, the Company's Chief Executive Officer and sole director, owns all the outstanding shares of the New York Preferred Stock. Each share of New York Preferred Stock is entitled to 1,000 votes per share, giving Mr. Jacoby 76.17% of the votes of shares outstanding and entitled to vote at the Meeting, which is greater than two-thirds of the votes of shares outstanding and entitled to vote at the Meeting. Mr. Jacoby has expressed his intention to vote in favor of all of the proposals and thus, regardless of the votes of others, his votes on the proposed Reincorporation, Reverse Stock Split and Capital Reduction will prevail.

Abstentions and Broker Non-Votes

A "broker non-vote" occurs when a broker holding shares in street name (that is, listed in the Company's stock records in the name of the broker or its nominee and not of the beneficial owner) returns an executed proxy indicating that the broker does not have discretionary power to vote on a particular matter. Abstentions and broker non-votes will be counted toward determining the presence of a quorum for the transaction of business, but will not be counted in determining whether a proposal has been approved. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

Solicitation of Proxies; Solicitation Costs

This solicitation of proxies is being made on behalf of the Company. The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy statement and related material, will be paid by the Company. Upon request, the Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock.

Dissenters' Rights of Appraisal

New York law does not provide for appraisal rights for dissenting shareholders of the Company in connection with any aspect of the Restructuring.

Overview of the Restructuring Proposals

The Board has approved and declared advisable a proposal for the shareholders to approve and adopt an Agreement and Plan of Merger which will effect the following: (i) a change in state of incorporation of the Company from New York to Delaware (the "Reincorporation"), (ii) a reverse stock split of one share of common stock of the newly created Delaware corporation for each 25 shares of common stock of the existing New York corporation that you currently hold (the "Reverse Stock Split"), and (iii) a reduction in the number of authorized shares of the Company (the "Capital Reduction"). Collectively, the Reincorporation, the Reverse Stock Split and the Capital Reduction are referred to in this Proxy Statement as the "Restructuring."

Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Restructuring proposals. Throughout this Proxy Statement, the terms "Company" or "New York Company" refer to the existing Integrated Performance Systems, Inc., a New York corporation, and the term "Delaware Company" refers to Global Innovation Corp., a Delaware corporation and a wholly-owned subsidiary of the New York Company which has been formed by the New York Company to accomplish the Restructuring.

Effects of the Restructuring

If all three Restructuring proposals are approved by the shareholders, the Restructuring will be effected by merging the New York Company into the Delaware Company in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement").

Upon completion of the Reincorporation on the Effective Date (as defined below):

  the New York Company will cease to exist;

  the Delaware Company will continue to operate the business of the New York Company under the name "Global Innovation Corp." and will succeed to all the rights, privileges, powers, duties, restrictions and obligations of the New York Company;

  the shareholders of the New York Company will automatically become the stockholders of the Delaware Company;

  one share of common stock of the Delaware Company (the "Delaware Common Stock") will be issued for each twenty-five (25) shares of New York Common Stock, and for any fractional shares remaining after dividing a shareholder's total number of shares of New York Common Stock by twenty-five, one full share of Delaware Common Stock will be issued;

  forty (40) shares of Delaware Common Stock will be issued for each outstanding share of New York Preferred Stock;

  if a shareholder holds multiple share certificates, all certificates of that shareholder will be aggregated for purposes of determining fractional shares, and for any fractional shares remaining after giving effect to the Reverse Stock Split, one whole share will be issued;

  the Company's shareholders will have rights as stockholders of the Delaware Company and no longer as shareholders of the New York Company, and such rights will be governed by Delaware law, the Delaware Company's Certificate of Incorporation (the "Delaware Certificate") and the Delaware Company's Bylaws (the "Delaware Bylaws") rather than by New York law, the New York Company's Certificate of Incorporation (the "New York Certificate") and the New York Company's Bylaws (the "New York Bylaws");

  options to purchase shares of New York Common Stock will be converted into options to acquire shares of Delaware Common Stock on a one for twenty-five (1 for 25) basis; and

  the number of authorized shares of the Company will be reduced from its current number of 110 million shares (100 million shares of common stock and 10 million shares of preferred stock) to 30 million (25 million shares of common stock and 5 million shares of preferred stock).

The shareholders must approve all three proposals for the Restructuring to occur. Failure of shareholders to approve one of the proposals will result in abandonment of the proposed Restructuring. Approval by the Shareholders of the Restructuring will constitute their approval of all provisions of the Merger Agreement, the Reincorporation, the Reverse Stock Split, the Capital Reduction, the Delaware Certificate and the Delaware Bylaws. Following the Meeting, if the Reincorporation, the Reverse Stock Split and the Capital Reduction are approved by the shareholders, the Company and the Delaware Company will enter into the Merger Agreement and will submit certificates of merger to the offices of the New York Secretary of State and the Delaware Secretary of State for filing. Upon the filing of these documents, the Reincorporation will be completed, the New York Company will cease to exist and the Delaware Company will continue to operate the business of the New York Company and will succeed to all the rights, privileges, powers, duties, restrictions and obligations of the New York Company. The governance of the Delaware Company by Delaware law, the Delaware Certificate and Delaware Bylaws will or may in the future alter certain rights of the stockholders. See "Principal Differences Between the Corporation Laws of Delaware and New York" below.

The Restructuring will not result in any changes to the address and phone number of the principal executive office or the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. Brad Jacoby will remain the Chief Executive Officer and sole director of the Delaware Company following the Restructuring, and all other officers of the Company immediately prior to the Restructuring will serve as such officers of the Delaware Company following the Restructuring. Following the Restructuring, the common stock of the Delaware Company will continue to trade under the symbol "IPFS.OB" on the OTC Bulletin Board service of the National Association of Securities Dealers ("OTCBB"). To learn more about the business, management and financial condition of the Company, please see the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005, a copy of which accompanies this Proxy Statement.

Proposal #1

Approval of the Reincorporation from New York to Delaware

The Board of Directors has unanimously approved and declared advisable a proposal to change the Company's state of incorporation from New York to Delaware (the "Reincorporation").

Reasons for the Reincorporation

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, its legislature has adopted comprehensive, modern and flexible corporate laws which are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. As a result, the Delaware General Corporation Law (the "Delaware Law" or "DGCL") is widely regarded to be the most extensive and well-defined body of corporate law in the United States, and many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company.

The Delaware legislature is sensitive to corporate law issues, while over the past century a well-established body of case law construing the DGCL has developed, providing directors and officers with a greater measure of certainty and predictability in managing corporate affairs than exists in any other jurisdiction. Likewise, many investors prefer the certainty and predictability of the corporate affairs of a Delaware corporation as compared to corporations formed in other states. The Company's Board believes that a change in domicile from New York to Delaware would be in the best interests of the Company and its shareholders.

It would be possible under the New York Business Corporation Law to effect many of the advantages offered to the Company under the DGCL. The New York legislature and courts, however, do not offer the same certainty and predictability to a corporation as their Delaware counterparts. Additionally, since the Company was incorporated in New York in 1990, it has merged twice with Texas-based companies, and following the most recent merger in November 2004 the Company no longer has any connection with or business assets in New York. (See Item 1 of the enclosed Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 for a description of the November 2004 merger.) Thus a corporate domicile in New York offers no ongoing advantage to the Company.

Despite the belief of the Board that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that the interests of the Company's Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders the same substantive rights and protections available under New York law. For a comparison of shareholders' rights and the powers of management under Delaware and New York law see "Significant Differences Between the Corporation Laws of Delaware and New York" below.

Required Vote

Under New York law, the affirmative vote of the holders of at least two-thirds (⅔) of the Company's shares entitled to vote on the proposal is required for approval of the Reincorporation. The Reincorporation has been approved by the Company's Board of Directors. Brad Jacoby, the Company's Chief Executive Officer and sole director, owns all outstanding shares of New York Preferred Stock. Each share of New York Preferred Stock is entitled to 1,000 votes per share, giving Mr. Jacoby 76.17% of the votes of shares outstanding and entitled to vote at the Meeting, which is greater than the two-thirds of the votes required to approve the Reincorporation. Mr. Jacoby has expressed his intention to vote in favor of the Reincorporation proposal and thus, regardless of the votes of others, his vote on the Reincorporation proposal will prevail.

Effective Date

If approved by the shareholders of the New York Company, the Reincorporation will become effective (the "Effective Date") upon the later of (i) the acceptance, along with all other proposals set out in this Proxy Statement, for filing of a Certificate of Merger (the "New York Merger Certificate") by the Secretary of State of New York, (ii) the acceptance for filing of a Certificate of Ownership and Merger (the "Delaware Merger Certificate") by the Secretary of State of Delaware or (iii) such other time as agreed upon by the parties and set forth in the New York and Delaware Merger Certificates.

The Board intends that the Reincorporation be consummated as soon as practicable following the Meeting. Nonetheless, the Merger Agreement by which the Reincorporation will be effected allows for the Board to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board to deem either of such actions advisable.

Exchange of Stock Certificates

If the Reincorporation, along with all other proposals set out in this Proxy Statement, is approved, it will not be necessary for shareholders to exchange their existing Company stock certificates for the Delaware Company stock certificates. At any time on or after the Effective Date, each holder of a certificate representing pre-Reincorporation New York Stock shall be entitled, upon request and upon surrender of such certificate to the Delaware Company, to receive in exchange for such certificate one or more new stock certificates evidencing ownership of such number of shares of Delaware Common Stock into which the New York Stock was converted as a result of the Reincorporation and the Reverse Stock Split.

If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered is registered, the person surrendering the certificate must endorse the certificate for transfer and pay to the Delaware Company's transfer agent any transfer or other taxes required by reason of the issuance of a certificate in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

In the event any stock certificate representing pre-Reincorporation New York Stock has been lost, stolen or destroyed, upon the affidavit of the person claiming the certificate was lost, stolen or destroyed, the Delaware Company will cause to be issued a new certificate representing such Delaware Common Stock into which the shares of the lost, stolen or destroyed certificate were converted in conjunction with the Reincorporation and Reverse Stock Split. When authorizing such an issuance, the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate to deliver a bond to the Delaware Company in such form and amount as the Board may direct as indemnity against any claim that may be made against the Delaware Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Legal Aspects of the Reincorporation

The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate and the Delaware Bylaws, a copy of each of which is attached hereto as Exhibits A, B and C, respectively.

No Change in Transferability of Shares

Shareholders whose shares of New York Stock were freely tradable before consummation of the Reincorporation will own shares of Delaware Common Stock (reduced in number or a result of the Reverse Stock Split) that are freely tradable after consummation of the Reincorporation.

Shareholders holding pre-Reincorporation shares of New York Stock with transfer restrictions will hold post-Reincorporation shares of Delaware Common Stock (reduced in number or a result of the Reverse Stock Split) that have the same restrictions. For purposes of Rule 144 under the Securities Act of 1933, stockholders who hold Delaware Common Stock will be deemed to have acquired those shares on the date they originally acquired their corresponding shares of New York Stock.

Dissenters' Rights of Appraisal

New York law does not provide for appraisal rights for dissenting shareholders of the Company in connection with the Reincorporation, the Reverse Stock Split or the Capital Reduction.

Modification, Postponement or Abandonment

The Board will have the right to modify or postpone the plan of Reincorporation in whole or in part or to abandon the Reincorporation and take no further action towards the Reincorporation at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the Reincorporation, provided that any such modification, postponement or abandonment does not have any material adverse effect on individual shareholders or on the Company's financial condition or operations. Management of the Company does not presently anticipate that the postponement, abandonment or material modification of the Reincorporation plan will prove to be necessary or desirable.

Certain Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain federal income tax consequences to holders of New York Company Stock who receive the Delaware Company Common Stock in exchange for their New York Company Stock as a result of the Reincorporation. The summary sets forth such consequences to New York Company shareholders who hold their shares as a capital asset (generally, an asset held for investment).

The summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. The summary is based on the Internal Revenue Code, Treasury Regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a "tax-free" reorganization as described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Assuming that the Reincorporation qualifies as a "tax-free" reorganization, no gain or loss will be recognized to the holders of the New York Company Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the New York Company or the Delaware Company. The basis of the acquired assets in the hands of the Delaware Company will be the same as the New York Company's basis in such assets. Each former holder of the New York Company Stock will have the same basis in the Delaware Company Stock received by that holder pursuant to the Reincorporation as that holder has in the New York Company Stock held by that holder at the time the Reincorporation is consummated. Each stockholder's holding period with respect to the Delaware Company Common Stock will include the period during which that stockholder held the corresponding New York Company Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

Accounting Treatment of the Reincorporation

In accordance with generally accepted accounting principles, the New York Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control at historical cost.

Regulatory Approval

To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filings of the New York Merger Certificate with the New York Secretary of State and the Delaware Merger Certificate with the Delaware Secretary of State.

Principal Differences Between the Corporation Laws of Delaware and New York

The Reincorporation will effect several changes in the rights of stockholders as a result of differences between the Delaware General Corporation Law and the New York Business Corporation Law (the "New York Law").

The provisions of the Delaware Law and the New York Law differ in many respects. Summarized below are certain of the principal differences between the Delaware Law and the New York Law affecting the rights of stockholders, as well as certain differences between the Delaware Certificate and Bylaws and the New York Certificate and Bylaws.

This summary does not purport to be a complete statement of the differences affecting shareholders' rights under the Delaware Law and the New York Law and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

Under the New York Law, a person who owns stock of the Company is referred to as a "shareholder," while under the Delaware Law, such person is known as a "stockholder." Such terms have the same meaning and are used interchangeably in the discussion that follows.

Who May Call a Special Meeting of Stockholders

Under both the New York Law and the Delaware Law, the board of directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of shareholders. Currently, the New York Bylaws provide that a special meeting of shareholders can be called by the President, the board of directors or holders of issued and outstanding shares representing 10% of the votes entitled to be cast at the proposed special meeting. The Delaware Bylaws provide that a meeting of stockholders may be called by the Chief Executive Officer, the President, the board of directors or the holders of a majority of the stock issued and outstanding and entitled to vote at the proposed special meeting.

Stockholder Action by Written Consent in Lieu of Stockholder Meeting

The New York Law permits shareholder action in lieu of a meeting only with the consent in writing of all the shareholders who would be entitled to vote upon a given action at a meeting held for the purpose of voting such action, unless the corporation's certificate of incorporation permits the holders of at least the minimum number of votes required to authorize such action to take the action. The New York Certificate does not permit action by written consent of less than all shareholders.

The Delaware Law permits stockholder action in lieu of a meeting upon the consent of holders of the minimum number of votes that would be necessary to take such action at a meeting held for the purpose of voting on such action, unless otherwise prohibited by the corporation's certificate of incorporation. The Delaware Certificate does not prohibit such stockholder action by written consent.

Meetings of Stockholders by Means of Remote Communication

The Delaware Law permits a board of directors to authorize and establish guidelines by which stockholders and proxyholders who are not physically present at a meeting of stockholders may participate in, be deemed present at and vote at the meeting by means of remote communication. The board of directors may also authorize a meeting to be held entirely by means of remote communication. The corporation must implement reasonable measures to verify identity and allow participation in and voting at such a meeting and must maintain a record of any votes or actions by stockholders or proxyholders participating by means of remote communication.

The New York Law contains no provisions concerning participation by means of remote communication.

Vote Required for Certain Transactions

For corporations that existed prior to a change in the New York Law in 1998, including the New York Company, the New York Law requires approval by holders of two-thirds of the outstanding stock entitled to vote for certain mergers, consolidations or sales of all or substantially all of the corporation's assets that may occur outside the ordinary course of business, unless the corporation's certificate of incorporation provides that the holders of a majority of the outstanding stock may approve such transactions. The New York Company has not adopted such a provision in its Certificate of Incorporation.

Under the Delaware Law, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all of the assets of a corporation without a special provision in its certificate of incorporation, unless the certificate of incorporation provides otherwise. The Delaware Certificate does not provide otherwise.

Furthermore, in the case of a merger under the Delaware Law, stockholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if (a) the merger agreement does not amend the surviving corporation's certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation and (c) the number of additional shares, if any, to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

Amendment of Certificate of Incorporation

Under the New York Law, except for certain ministerial changes to the certificate of incorporation that the board of directors may implement without shareholder action and except as otherwise required by the certificate of incorporation, the board of directors may authorize an amendment to the certificate of incorporation for approval by shareholders. A majority of outstanding shares entitled to vote at a meeting of shareholders is sufficient to approve that amendment.

The Delaware Law allows a board of directors to recommend that stockholders amend the certificate of incorporation, and a vote by the holders of a majority of stock issued and outstanding and entitled to vote at a meeting of stockholders is sufficient to approve that amendment.

The New York Law and the Delaware Law each permit a corporation to require a higher proportion of votes in order to amend the certificate of incorporation, if so provided in the certificate of incorporation. The New York Certificate does not so provide. The Delaware Certificate, however, provides that a vote by the holders of two-thirds of the stock issued and outstanding and entitled to vote upon the election of directors is required to amend specific provisions of the Delaware Certificate, namely the provisions concerning directors, bylaws or amendments to the Delaware Certificate.

Amendment of Bylaws

Under both the New York Law and the Delaware Law, the board of directors may amend, adopt or repeal bylaws only if permitted by the company's certificate of incorporation. The New York Bylaws provide that the Board of Directors may amend, adopt or repeal the New York Bylaws by majority vote except as otherwise provided by the New York Certificate, subject to the rights of shareholders to alter, amend or repeal those bylaws made by the Board of Directors. The New York Certificate is silent regarding bylaws.

The Delaware Certificate specifically permits amendment of the Delaware Bylaws by the Board of Directors by majority vote in accordance with Delaware Law. The Delaware Certificate also requires, to the extent permitted by the Delaware Law, a vote by the holders of two-thirds of the stock issued and outstanding and entitled to vote upon the election of directors in order for stockholders to alter, amend or repeal the Delaware Bylaws or to adopt new bylaws.

Removal of Directors

Under the New York Law, directors may be removed for cause by the shareholders or, if provided in the certificate of incorporation or by a shareholder-adopted bylaw, by the board of directors. Neither the New York Certificate nor the New York Bylaws contains such a provision. Directors may be removed without cause by a vote of the shareholders if the certificate of incorporation or bylaws so provide. The New York Bylaws permit removal of directors without cause by vote of holders of a majority of shares entitled to vote for the election of directors.

Under the Delaware Law, directors may be removed with or without cause by a vote of a majority of the shares entitled to vote at an election of directors, except that in the case of a corporation whose board of directors is classified, stockholders may remove directors only for cause unless the certificate of incorporation provides otherwise. The Delaware Certificate does not provide for a classified board of directors. The board of directors may not remove any director, with or without cause.

Right of Stockholders to Inspect Stockholder List

Under the New York Law, any shareholder of record may, upon five days' written demand, inspect the list of shareholders for any purpose reasonably related to such person's interest as a shareholder. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years.

The Delaware Law permits any stockholder to inspect the list of stockholders for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding the meeting of stockholders, for any purpose germane to that meeting.

Consideration for Shares

Under the New York Law, consideration for the issue of shares may consist of money or other property, tangible or intangible, labor or services actually received by or performed for the corporation, a binding obligation to pay the purchase price or a binding obligation to perform services, or some combination of the above. Stock certificates may not be issued until the amount of the consideration determined to be stated capital (par value of the stock) has been paid in cash, property or services and the consideration for the balance above stated capital, if any, has been provided.

Under the Delaware Law, consideration may consist of cash, any tangible or intangible property or any benefit to the corporation or any combination of the above. Shares may be issued for any amount of consideration determined by the board of directors, so long as the amount of the consideration is at least equal to the par value of the shares.

Proxies

Under the New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under the Delaware Law, a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

Nomination of Directors

Neither the New York Certificate nor the New York Bylaws contain provisions regarding the nomination of directors. The Delaware Bylaws provide that nominations of directors may be made by or at the direction of the Board of Directors or by timely notice given to the Secretary of the Company by any stockholder of record at the time of giving the notice who shall be entitled to vote for the director so nominated.

Payment of Dividends

Under both the New York Law and the Delaware Law, a corporation may generally pay dividends out of surplus (generally, the excess of net assets over stated capital). In addition, the Delaware Law, unlike the New York Law, permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Preemptive Rights

Preemptive rights are the right of a shareholder to purchase shares or other securities to be issued by the corporation with the purpose of the shareholder maintaining his percentage ownership in the corporation. Under the New York Law, shareholders of corporations incorporated prior to 1998, including the New York Company, are entitled to preemptive rights unless specifically provided otherwise in the Certificate of Incorporation. The New York Certificate does not specifically provide otherwise.

Under the Delaware Law, preemptive rights must be specifically granted to the stockholders in the Certificate of Incorporation. The Delaware Certificate does not grant preemptive rights.

Issue of Rights and Options to Directors, Officers and Employees

Under the New York Law, the issue of any stock rights or stock options, as well as any plan to issue rights or options, to directors, officers or employees, must be authorized by a majority vote of the votes cast by the holders of shares entitled to vote on the issue or plan.

Under the Delaware Law, the board of directors may issue stock rights or stock options or a plan to issue such stock rights or options to directors, officers or employees. Such issue or plan does not require stockholder approval.

Appraisal Rights

Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

The New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (a "Nasdaq Stock"). However, the New York Company's common stock trades through the OTCBB, which is not a national securities exchange. In the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary corporation when the parent corporation owns at least 90% of the outstanding shares of the subsidiary corporation, whether or not the subsidiary is a New York corporation. In this case, a shareholder of the parent corporation has no appraisal rights.

Similarly, under the Delaware Law, appraisal rights are not available to a stockholder if, among other things, the corporation's shares are listed on a national securities exchange, are a Nasdaq Stock or are held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's stockholders. As noted above, the New York Company's common stock trades on the OTCBB, which is not a national securities exchange, and the Company had 845 shareholders of record as of October 6, 2006. Under the Delaware Law, regardless of the foregoing, a dissenting stockholder in a merger or consolidation has appraisal rights unless the transaction requires the exchange of shares for something other than one or more of the following: (1) shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation; (2) shares of another corporation that will be (a) listed on a national securities exchange, (b) a Nasdaq Stock, or (c) held by more than 2,000 stockholders of record after the merger or consolidation occurs; or (3) cash instead of fractional shares of the surviving corporation or another corporation.

Indemnification of Directors and Officers; Insurance

With some variations, both the New York Law and the Delaware Law allow a corporation to "indemnify" (that is, to make whole) any person who is or was a director or officer of the corporation if that person is held liable for something he or she did or failed to do in his or her capacity as director or officer. Besides covering court judgments, out-of-court settlements, fines and penalties, both the New York Law and the Delaware Law also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse that person's expenses after they are incurred, even if liability is not actually proven. The right to indemnification under both the New York Law and the Delaware Law does not generally exclude other rights of recovery the indemnified person may have.

Additionally, each of the New York Law and the Delaware Law permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities.

However, neither the New York Law nor the Delaware Law permits indemnification of a director or officer if a court finds the person liable to the corporation itself, unless an appropriate court determines that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. Furthermore, both laws generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with or not opposed to the best interests of the corporation. The New York Law additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

The New York Bylaws provide that the New York Company shall indemnify its directors and officers to the fullest extent under the New York Law. The New York Bylaws also permit the New York Company to purchase insurance for a director or officer against expenses, liabilities or loss arising from actions as a director or officer.

The Delaware Certificate provides that the Delaware Company shall indemnify its directors and officers to the fullest extent permitted by the Delaware Law.

Limitation of Directors' Liability

The New York Law permits a corporation's certificate of incorporation to include a provision that limits or eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for any breach of duty as a director, provided that no such provision shall eliminate or limit liability of a director if a judgment or other final adjudication adverse to the director establishes that his acts or omissions:

  were in bad faith,

  involved intentional misconduct or a knowing violation of law,

  gained for the director a financial profit or other advantage to which he was not legally entitled, or involved the payment of illegal dividends or distributions or making of an illegal loan.

The Delaware Law permits a corporation's certificate of incorporation to include a provision that limits or eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that no such provision shall eliminate or limit liability for:

  any breach of the director's duty of loyalty,

  acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

  the payment of illegal dividends or distributions, or

  any transaction from which the director derived an improper personal benefit.

The New York Certificate and the Delaware Certificate each contain a provision eliminating a director's liability to the fullest extent permitted by the respective state's law.

Loans to and Guarantees of Obligations of Directors

Under the New York Law, the vote of the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, is required to approve any loans to, or guarantees of obligations of, a director, or the certificate of incorporation expressly permits such loans or guarantees. The New York Certificate does not include such a provision.

Under the Delaware Law, a board of directors may authorize a loan to, guarantee indebtedness of or otherwise assist any officer or employee of the corporation, including any officer or employee who is a director, when the board of directors judges that such loan, guarantee or assistance may reasonably be expected to benefit the corporation.

Notwithstanding the New York Law or the Delaware Law, the Sarbanes-Oxley Act of 2002 prohibits an issuer, such as the New York Company before and the Delaware Company after the Restructuring, from extending credit or renewing an extension of credit to a director or executive officer of the issuer in the form of a personal loan.

Transactions with Interested Directors

The New York Law permits a contract or transaction between a corporation and one or more of its directors or officers (or an affiliate of such director or officer) if:

  the material facts of the director's or officer's relationship or interest in the contract or transaction is disclosed or known to the rest of the board of directors, and the board of directors in good faith approves the contract or transaction by a vote of a majority of the disinterested directors or, if the number of disinterested directors is not sufficient for a quorum, by unanimous vote of the disinterested directors; or

  the material facts of the director's or officer's relationship or interest in the contract or transaction is disclosed or known to the stockholders, and the stockholders in good faith approve the contract or transaction.

If a contract or transaction is not so approved, then the corporation may avoid the contract unless the other party or parties prove that the contract or transaction was fair as to the corporation at the time it was approved. The New York Law also permits a certificate of incorporation to contain additional restrictions on contracts or transactions with directors of the corporation; the New York Certificate contains no such provisions.

The Delaware Law permits a contract or transaction between a corporation and one or more of its directors or officers (or an affiliate of such director or officer), and no such contract or transaction shall be void or voidable solely on the basis that a director or officer has a financial interest in, or participated in the meeting that approved, such contract or transaction if:

  the material facts of the director's or officer's relationship or interest in the contract or transaction is disclosed or known to the rest of the board of directors, and the board of directors in good faith approves the contract or transaction by a vote of a majority of the disinterested directors (though less than a quorum);

  the material facts of the director's or officer's relationship or interest in the contract or transaction is disclosed or known to the stockholders, and the stockholders in good faith approve the contract or transaction; or

  the contract or transaction is fair as to the corporation at the time it is approved or ratified by the board of directors or stockholders.

Business Combinations with Interested Stockholders

The New York Law prohibits any "business combination" (as therein defined) between a New York corporation and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the New York corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder.

After five years, such a business combination is permitted only if (a) it is approved by a majority of the shares not owned by the interested shareholder or by an affiliate of the interested shareholder or (b) certain statutory fair price requirements are met.

The New York Law defines an "interested shareholder" as any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of a corporation.

The Delaware Law prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless:

  prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder,

  upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder holds at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder.

The Delaware Law defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a corporation.

Annual Meetings

The New York Bylaws provide that an annual meeting of shareholders shall be held within 13 months of the previous annual meeting. The Delaware Bylaws provide that an annual meeting of stockholders shall be held each calendar year.

Purpose Clause

The "purpose" clause of the Delaware Certificate permits the Delaware Company to engage in any lawful act or activity for which corporations may be organized under the Delaware Law. The New York Certificate also permits the New York Company to engage in any lawful act or activity for which corporations may be organized under the New York Law but contains additional historical language in its "purpose" clause which is no longer necessary.

Authorized Stock

The New York Certificate authorizes issuance of 100,000,000 shares of common stock, par value $0.01, and 10,000,000 shares of preferred stock, par value $0.01. The Delaware Certificate authorizes 25,000,000 shares of common stock, par value $0.01, and 5,000,000 shares of preferred stock, par value $0.01. See Proposal #3, "Approval of the Capital Reduction," for a discussion on the changes in authorized shares of the Company.

Other Changes to Reflect Technical Differences Between Delaware Law and New York Law

In addition to the changes described above, certain technical changes have been made in the Delaware Certificate and Bylaws from the New York Certificate and Bylaws to reflect differences between the Delaware Law and the New York Law. Such technical changes include designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates to be consistent with Delaware law; and changing references in the Bylaws to place or to applicable law from New York to Delaware.

The Board of Directors unanimously recommends that shareholders vote FOR the proposed Reincorporation (Proposal #1). Approval of the Reincorporation will constitute approval of the Merger Agreement, the Reincorporation, the Delaware Certificate and the Delaware Bylaws and continuation of the incumbent Board until the next annual meeting of shareholders.

Proposal #2

Approval of the Reverse Stock Split

The Board of Directors has unanimously approved and declared advisable a proposal to effect a one for twenty-five (1 for 25) reverse stock split of shares of the Company's common stock (the "Reverse Stock Split").

Reasons for the Reverse Stock Split

There are a number of reasons for the Company to effect a reverse stock split. One reason is share price. For various reasons, including the great number of shares of New York Common Stock outstanding as compared to the size of the Company, the New York Common Stock is trading at a low price. Historically, trading prices of shares have risen after a company engages in a reverse stock split. Generally, however, the increase in trading prices is not proportional to the ratio of the stock split. That is, although a company's intrinsic value before a reverse stock split is the same after the reverse stock split, the trading price of its shares most likely does not increase in proportion to the reverse split. For example, trading prices of the Company's stock after the Reverse Stock Split will likely not increase by a factor of 25, the proportion of the Reverse Stock Split. Additionally, the results of the Reverse Stock Split may leave some shareholders with less than a round lot of shares (that is, fewer than 100 shares), which can be harder to sell. In the longer run, however, a higher trading price in the Company's common Stock will make it easier for shareholders to sell their stock. It will also permit larger institutional investors, which are frequently restricted from making investments in certain low-priced stocks, to consider investing in the Company's common Stock.

A second reason in favor of the Reverse Stock Split is that a decrease in the number of issued and outstanding shares will likely make it easier for the Company to obtain financing of its operations at favorable rates. Providers of capital like a simpler, reduced capital structure in the companies to whom they provide capital. In conjunction with the Reverse Stock Split and the Reincorporation, the Company will convert the outstanding shares of New York Preferred Stock into common stock of the Delaware Company. The Delaware Company will not issue any preferred stock at this time, so only one class of shares - common stock - will be issued and outstanding. Also, since the stock price will be higher, providers of capital are likelier to believe that there can be an institutional following for the Company's common stock.

While a shareholder-approved amendment to the Company's New York certificate of incorporation could provide for a reverse stock split, because of the benefits of incorporation in Delaware described above in "Reasons for the Reincorporation," the Board believes that it is more advantageous to the Company to accomplish the Reverse Stock Split within the scope of the proposed Restructuring.

Required Vote

Under New York law, a company's Board of Directors may approve a reverse stock split without the need for shareholder approval. The Reverse Stock Split has been approved by the Company's Board of Directors. The Company's Board of Directors has opted, however, to submit the Reverse Stock Split to a vote of the Company's shareholders. Under New York law, the affirmative vote of the holders of a majority of the Company's shares entitled to vote on the proposal is required to approve a proposal submitted to the shareholders for a vote, in this case the proposed Reverse Stock Split. Brad Jacoby, the Company's Chief Executive Officer and sole director, owns all outstanding shares of New York Preferred Stock. Each share of New York Preferred Stock is entitled to 1,000 votes per share, giving Mr. Jacoby 76.17% of the votes of shares outstanding and entitled to vote at the Meeting, which is greater than the majority of the votes required to approve the Reverse Stock Split. Mr. Jacoby has expressed his intention to vote in favor of the Reverse Stock Split proposal and thus, regardless of the votes of others, his vote on the Reverse Stock Split proposal will prevail.

Effective Date

If approved by the shareholders of the New York Company, the Reverse Stock Split will become effective upon the Effective Date of the Reincorporation.

Dissenters' Rights of Appraisal

New York law does not provide for appraisal rights for dissenting shareholders of the Company in connection with the Reverse Stock Split.

Modification, Postponement or Abandonment

The Board will have the right to modify, postpone or abandon the Reverse Stock Split at any time before the Reverse Stock Split becomes effective, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the Reverse Stock Split, provided that any such modification, postponement or abandonment does not have any material adverse effect on individual shareholders or on the Company's financial condition or operations. Management of the Company does not presently anticipate that the postponement, abandonment or material modification of the Reverse Stock Split will prove to be necessary or desirable.

The Board of Directors unanimously recommends that shareholders vote FOR the proposed Reverse Stock Split (Proposal #2).

Proposal #3

Approval of the Capital Reduction

The Board of Directors has unanimously approved and declared advisable a proposal to reduce the authorized capital of the Company from 110 million shares, of which 100 million are shares of common stock and 10 million shares are preferred stock, to 30 million shares, of which 25 million are shares of common stock and 5 million shares are preferred stock (the "Capital Reduction").

Reasons for the Capital Reduction

After the Reincorporation and Reverse Stock Split have been given effect, there will only be approximately 10.2 million shares of common stock of the Delaware Company issued and outstanding, and no shares of preferred stock issued and outstanding. The Board believes that it will be easier to attract capital investors if it has fewer shares of common stock authorized for issue than the 100 million shares of common stock currently authorized under the New York Certificate. Likewise, the Board believes that capital investors would prefer a reduction of authorized shares of preferred stock from 10 million authorized under the New York Certificate to 5 million under the Delaware Certificate.

Required Vote

Under New York law, the affirmative vote of the holders of a majority of the Company's shares entitled to vote on the proposal is required to approve the Capital Reduction. The proposed Capital Reduction has been approved by the Company's Board of Directors. Brad Jacoby, the Company's Chief Executive Officer and sole director, owns all outstanding shares of New York Preferred Stock. Each share of New York Preferred Stock is entitled to 1,000 votes per share, giving Mr. Jacoby 76.17% of the votes of shares outstanding and entitled to vote at the Meeting, which is greater than the majority of the votes required to approve the Capital Reduction. Mr. Jacoby has expressed his intention to vote in favor of the Capital Reduction proposal and thus, regardless of the votes of others, his vote on the Capital Reduction proposal will prevail.

Effective Date

If approved by the shareholders of the New York Company, the Capital Reduction will become effective upon the Effective Date of the Reincorporation.

Dissenters' Rights of Appraisal

New York law does not provide for appraisal rights for dissenting shareholders of the Company in connection with the Capital Reduction.

Modification, Postponement or Abandonment

The Board will have the right to postpone or abandon the Capital Reduction at any time before the Reverse Stock Split becomes effective, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the Capital Reduction, provided that any such postponement or abandonment does not have any material adverse effect on individual shareholders or on the Company's financial condition or operations. Once the Capital Reduction is approved by the shareholders, it may only be materially modified by another vote of the shareholders, notwithstanding that the Board will have the right to postpone or abandon the Capital Reduction. Management of the Company does not presently anticipate, however, that the postponement, abandonment or material modification of the Capital Reduction will prove to be necessary or desirable.

The Board of Directors unanimously recommends that shareholders vote FOR the proposed Capital Reduction (Proposal #3).

Share Ownership Following Restructuring

Once all three proposals set forth in this Proxy Statement have been approved, the New York Merger Certificate and the Delaware Merger Certificate have been filed and the New York Preferred Stock has been converted into Delaware Common Stock, (i) the number of authorized shares of the Company will be 30 million shares (consisting of 25 million shares of common stock and 5 million shares of preferred stock) and (ii) the number of shares of the Company outstanding will be approximately 10,200,000 shares of common stock and no shares of preferred stock. Current shareholders of the Company could be diluted in the event the Company were to issue in the future the authorized, but unissued, shares of common stock and/or preferred stock. The extent of any such dilution cannot be determined at this time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of the New York Common Stock and New York Preferred Stock (the "Voting Securities") as of October 6, 2006, the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Voting Securities, (ii) each director, (iii) each of the Company's executive officers, and (iv) all of the Company's directors and executive officers as a group. The Company has no shares of stock issued and outstanding that are not included among the Voting Securities. As of the Record Date, there were 60,652,194 shares of New York Common Stock issued and outstanding, held by 845 shareholders of record, and 193,829 shares of New York Preferred Stock issued and outstanding, held by one shareholder of record. The information below includes shares issuable on conversion of convertible securities at the option of the holder within 60 days of the Record Date.

Unless otherwise indicated, the Company believes that each holder has sole voting and investment power with respect to the shares of Voting Securities owned by such holder.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

D. Ronald Allen (1)	Common	23,774,391 shares (2)	39.19%
Associates Funding Group (1)	Common	4,225,720 shares	6.96%
China Voice Holding Corp. (1)	Common	5,700,000 shares	9.39%
Hanover Financial Services (3)	Common	5,000,000 shares	8.24%
Clif Rowe (4)	Common	3,986,000 shares	6.57%
Touchstone Enterprises Inc. (1)	Common	4,197,951 shares	6.92%
Brett A. Whitman (5)	Common	7,820 shares (6)	0.01%
Winterstone Management Inc. (1)	Common	4,087,244 shares	6.74%
Brad Jacoby (5)	Common	221,829,000 shares (8)	78.52%
Brad Jacoby (5)	Preferred (7)	193,829 shares	100%
All Directors and Executive Officers as a group (2 persons)	Common Preferred	221,836,820 shares (8) 193,829 shares	78.53% 100%

(1) The address of the shareholder is 17300 Dallas Parkway Suite 2040, Dallas, Texas 75248.

(2) Includes shares owned of record by the following entities: 4,225,720 by Associates Funding Group, 849,485 by BC&Q Corp., 1,689,483 by CMLP Group Ltd., and 4,087,244 by Winterstone Management Inc. Also includes shares owned of record by the following entities over which Mr. Allen exercises voting control but disclaims beneficial ownership: 130,000 by Associates Funding Group, trustee, 50,000 by Custer Company Inc., 1,215,000 by Landmark Lakes Ltd, 678,000 by Integrated Performance Business Services Corp., 500,000 by Southern Cross Realty Corp., 451,508 by Syspower Corp. and 4,197,951 by Touchstone Enterprises Inc. Also includes 5,700,000 shares owned of record by China Voice Holding Corp., of which corporation Mr. Allen is beneficial owner of approximately 66% of the issued and outstanding shares of common stock.

(3) The address of the shareholder is 1365 Drexel St Ste 101, Boulder, Colorado 80305.

(4) The address of the shareholder is 4612 S C Rd 1311, Odessa, Texas 79765.

(5) The address of the shareholder is c/o Integrated Performance Systems, Inc., 901 Hensley Lane, Wylie, Texas 75098.

(6) Includes 3,370 shares beneficially owned by Mr. Whitman's wife. Mr. Whitman disclaims any beneficial interest in these shares.

(7) Series F Convertible Preferred Stock; $0.01 par value; convertible at option of the holder into 1,000 shares of Common Stock per share of Series F Convertible Preferred Stock.

(8) Assumes conversion of Series F Convertible Preferred Stock. As converted, the Series F Convertible Preferred Stock represents 193,829,000 shares or 68.62% of the total class of Common Stock (of 282,481,194 total as-converted shares). Also assumes conversion of a $4.2 million note payable to Brad Jacoby, convertible into shares of Common Stock at option of the payee at $0.15 per share. As converted, the note represents 28,000,000 shares of Common Stock (or 9.90% of total as-converted shares).

Recent Change in Control of the Company

In November 2004, the Company merged with Best Circuit Boards, Inc. d/b/a Lone Star Circuits, a Texas corporation ("LSC"). In connection with the merger, the majority shareholder of LSC, Brad Jacoby, became the controlling shareholder of the Company as well as the Company's Chief Executive Officer and sole director. See Item 1 of the enclosed Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 for a more detailed description of the November 2004 merger.

ANNUAL REPORT ON FORM 10-KSB

A copy of our Annual Report on Form 10-KSB ("Annual Report") and any amendments thereto for the fiscal year ended July 31, 2005 accompanies this Proxy Statement. In addition, we will provide without charge, to each holder of shares of the New York Stock as of October 6, 2006, the record date for the Meeting, a copy of this Annual Report as filed with the Securities and Exchange Commission ("SEC") on the written request of any such holder addressed to Mr. Brad Peters, Chief Financial Officer, at Integrated Performance Systems, Inc., 901 Hensley Lane, Wylie, Texas 75098. Our Annual Report and any amendments thereto, as well as subsequent quarterly reports on Form 10-QSB, are also available on the SEC website at www.sec.gov by searching the EDGAR database for our filings.

DELIVERY OF DOCUMENTS SHARING AN ADDRESS

The Company is delivering only one set of proxy materials, including this Proxy Statement and Annual Report, to shareholders who, according to the Company's records, share an address and whom the Company believes are members of the same family. A separate proxy card is included for each of these shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit his or her request to the Company by telephone at 1-214-291-1427 or by submitting a written request to Mr. Brad Peters, Chief Financial Officer, 901 Hensley Lane, Wylie, Texas 75098. Shareholders who share an address and who receive multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should call the company or write to Mr. Peters as described above.

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may only deliver one copy of the Company's Proxy Statement and Annual Report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly a separate copy of the Proxy Statement and Annual Report to you if you make such request by calling the Company or writing to Mr. Peters as described above. If you are beneficial owners who are not record holders of shares, sharing an address, and you are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

OTHER BUSINESS

Management of the Company does not intend to bring any business before the Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented at the meeting by others. If, however, any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

DEADLINE FOR STOCKHOLDER PROPOSALS

A stockholder proposal to be presented at the Company's 2006 Annual Meeting of Stockholders to be held on Thursday, December 14, 2006 must be received by the Company no later than September 15, 2006 in order to be eligible for inclusion in the Company's Proxy Statement and form of proxy used in connection with the Annual Meeting. Only those stockholders who have continuously held for at least one year through the date of a proposal at least $2,000 in market value or 1% of the Company's securities entitled to vote on a proposal at the Annual Meeting are eligible to submit a proposal to be included in the Company's Proxy Statement and form of proxy. (The one-year holding period includes the time both prior to and following the effective date of the Reincorporation.) An eligible stockholder who submits a proposal must continue to hold those securities through the date of the Annual Meeting. An eligible stockholder may submit only one proposal, and such proposal and any accompanying statement may not exceed 500 words.

Under the Delaware Bylaws, which will govern the business of the Company following the proposed Restructuring, you may present proposals in person at the 2006 Annual Meeting of Stockholders if you are a stockholder entitled to vote. The corporate secretary must receive any proposals to be presented, which will not be included in the Company's Proxy Statement and form of proxy, no earlier than September 15, 2006 and no later than October 15, 2006 (90 and 60 days before the 2006 Annual Meeting of Stockholders, respectively). Proposals received outside that time period, including any proposal nominating a person as a director, may not be presented at the Annual Meeting.
By Order of the Board of Directors,

/s/ Brad Jacoby
Brad Jacoby
Chief Executive Officer

October 9, 2006

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY.

INTEGRATED PERFORMANCE SYSTEMS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held on NOVEMBER 9, 2006

This proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement, each dated October 9, 2006, hereby appoints Brad Jacoby and Brad J. Peters as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of Integrated Performance Systems, Inc. (the "Company") held of record by the undersigned on October 6, 2006 at the Special Meeting of Shareholders to be held at the Company's principal offices at 901 Hensley Lane, Wylie, Texas 75098 on November 9, 2006 at 10:00 a.m. local time, and at any adjournment or postponement thereof, on the following matters that are further described in the Proxy Statement related hereto.

When properly executed, this proxy will be voted as specified below. If no specification is made, this proxy will be voted FOR each proposal set forth below, as more specifically described in the Proxy Statement. The proxies shall have discretionary authority as to any and all other matters that may properly come before the Special Meeting.

Management recommends a vote "FOR" each of the proposals set forth below.

Proposal #1: To change the state of incorporation of the Company from New York to Delaware by merging the Company into Global Innovation Corp. (the "Delaware Company"), a wholly owned subsidiary of the Company.

FOR	⁬	AGAINST	⁬	ABSTAIN	⁬

Proposal #2: To effect a one for twenty-five (1 for 25) reverse stock split so that holders of the Company's common stock will receive one share of stock of the Delaware Company for each 25 shares of Company common stock.

FOR	⁬	AGAINST	⁬	ABSTAIN	⁬

Proposal #3: To reduce the number of authorized shares of stock of the Company from 100 million to 25 million shares of common stock and from 10 million to 5 million shares of preferred stock.

FOR	⁬	AGAINST	⁬	ABSTAIN	⁬

(Continued on and to be signed on other side)
Please indicate if you plan to attend the Special Meeting.	YES	⁬	NO	⁬

YOUR VOTE IS IMPORTANT! PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of (i) the Notice of Special Meeting of Shareholders, (ii) the Proxy Statement and (iii) the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005.

Date

Printed Name	Signature

Printed Name	Signature (if held jointly)

Please sign exactly as your name appears on this proxy. If the stock is registered in the names of two or more persons, each should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

AGREEMENT AND PLAN OF MERGER-Integrated Performance Systems, Inc. and Global Innovation Corp.

AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of 6th day of October, 2006, by and between Integrated Performance Systems, Inc., a New York corporation ("IPS" or the "Non-Surviving Company"), and Global Innovation Corp., a Delaware corporation ("Global" or the "Surviving Company").

     WHEREAS, IPS owns all of the issued and outstanding shares of capital stock of Global; and

     WHEREAS, IPS desires to reincorporate in the State of Delaware by merging with and into Global with Global continuing as the surviving corporation in such merger upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of New York and the State of Delaware.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto have agreed as follows:

    THE MERGER.

      The Merger. Subject to the terms and conditions of this Agreement and pursuant to the provisions of the New York Business Corporate Law (the "NYBCL"), including, without limitation, Sections 905 and 907 thereof, and the Delaware General Corporation Law (the "DGCL"), including, without limitation, Section 253 thereof, at the Effective Time (as such term is defined in Section 1(b) below), IPS shall be merged with and into Global (the "Merger"), the separate corporate existence of IPS shall cease and Global shall continue as the Surviving Company under the laws of the State of Delaware.

      The Effective Time of the Merger. Upon receipt of all requisite shareholder approvals, (i) IPS shall file a duly executed Certificate of Merger with the New York Department of State (the "NY Certificate of Merger"), and (ii) IPS, on behalf of Global, shall file a duly executed Certificate of Ownership and Merger with the Delaware Secretary of State (the "DE Certificate of Merger"). The "Effective Time" of the Merger shall be the later of: (i) the date and time of acceptance for filing with the New York Secretary of State of the NY Certificate of Merger, (ii) the date and time of acceptance for filing with the Delaware Secretary of State of the DE Certificate of Merger, or (iii) such other time as shall be agreed to by the parties and set forth in the NY Certificate of Merger and the DE Certificate of Merger, as applicable.

      Effect of the Merger. At the Effective Time, the Surviving Company shall thereupon and thereafter possess all of the rights, privileges, powers, immunities and franchises, both of a public and private nature, of each of IPS and Global, and shall be subject to all of the restrictions, disabilities and duties of each of IPS and Global; all of the rights, privileges, powers, immunities and franchises of each of IPS and Global, and all property (real, personal and mixed), and all debts due to either of IPS or Global on whatever account, for stock subscriptions as well as all other things in action or causes of action, and every other asset belonging to of each of IPS or Global, shall be vested in the Surviving Company; and all property, rights, privileges, powers, immunities and franchises and all and every other interest shall thereafter be the property of the Surviving Company as they were of IPS and Global. All rights of creditors and all liens upon any property of either IPSor Global shall be preserved unimpaired, and all debts, liabilities and duties of each of IPS and Global shall thenceforth attach to the Surviving Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Company.

      Designation and Outstanding Shares. As to IPS and Global, the designation and number of outstanding shares of each class and series are as follows:

Name of Corporation - Shares entitled to vote	Shares entitled to vote as a class or series
Integrated Performance Systems, Inc. - Common	60,652,194
Integrated Performance Systems, Inc. - Series F Convertible Preferred	193,829
Global Innovation Corp.	1,000

      Certificate of Incorporation of the Surviving Company. The Certificate of Incorporation of Global in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Company from and after the Effective Time and shall continue in full force and effect until otherwise changed, altered, amended or canceled as therein provided and in the manner prescribed in the DGCL.

      Bylaws of the Surviving Company. The Bylaws of Global in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Company from and after the Effective Time and shall continue in full force and effect until otherwise changed, altered, amended or repealed as therein provided and in the manner prescribed in the DGCL.

      Board of Directors and Officers of the Surviving Company. The Board of Directors and officers of IPS in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected or appointed, as applicable, shall serve as the Board of Directors and officers of the Surviving Company from and after the Effective Time in accordance with the Certificate of Incorporation and Bylaws of the Surviving Company and their respective terms of office shall not be changed as a result of the Merger.

      Tax Treatment of the Merger. The parties hereto intend that the Merger shall be treated as a tax-free reorganization in accordance with the United States Internal Revenue Code of 1986, as amended, and each party shall file all tax returns, and take all other actions for tax purposes, in a manner consistent therewith.

      Submission to Vote of Shareholders. This Agreement shall be submitted to the shareholders of IPS, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the IPS and Global, upon the approval or adoption thereof by said shareholders of IPS in accordance with the requirements of the NYBCL.

    CONVERSION OF SHARES.

      Exchange Ratio. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        All shares of the common stock, par value $.01 per share, of Global ("Delaware Common Stock") which are owned by IPS and which are issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

        Every twenty-five (25) shares of common stock, par value $.01 per share, of IPS ("New York Common Stock") issued and outstanding immediately prior to the Effective Time shall be automatically combined and converted into and represent and become one validly issued, fully paid and non-assessable share of Delaware Common Stock.

        Each share of Series F Convertible Preferred Stock, par value $0.01 per share, of IPS ("New York Preferred Stock") issued and outstanding immediately prior to the Effective Time shall be automatically reclassified and converted into and represent and become forty (40) validly issued, fully paid and non-assessable shares of Delaware Common Stock.

        Upon the exchange and conversion described in this Section 2(a), in lieu of issuing certificates for fractional shares, fractional shares of Delaware Common Stock will be rounded up to one whole share, and a record holder entitled to receive a fractional share will receive one whole share of Delaware Common Stock.

      Exchange of Certificates. At the Effective Time, each stock certificate representing New York Common Stock or New York Preferred Stock will automatically represent such number of shares of Delaware Common Stock as set forth in Section 2(a) above. At any time on or after the Effective Time of the Merger, each holder of New York Common Stock or New York Preferred Stock will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of such number of full shares of Delaware Common Stock as represented by the certificate or certificates surrendered by such holder representing the New York Common Stock or New York Preferred Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof thatthe certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

      Lost and Stolen Certificates. In the event that any stock certificate representing New York Common Stock or New York Preferred Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such stock certificate to be lost, stolen or destroyed, Global shall issue or cause to be issued in exchange for such lost, stolen or destroyed stock certificate the number of shares of Delaware Common Stock into which such shares are converted in the Merger in accordance with Section 2(a). When authorizing such issuance, the Board of Directors of Global may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond to Global (in such form and amount as the Board of Directors of Global may direct) as an indemnity against any claim that may be made against Global with respect to the certificate alleged to have been lost, stolen or destroyed.

      Stock Options, Warrants, Debentures, Preferred Stock and Other Agreements. As of the Effective Time, any stock options, warrants, convertible securities or other contractual commitments or agreements of any kind to purchase or issue shares of New York Common Stock that are outstanding immediately prior to the Effective Time (whether or not contingent or otherwise requiring further shareholder approval), other than the shares of New York Preferred Stock which will be converted in accordance with Section 2(a), shall be converted into a stock option, warrant, convertible security or other contractual commitment or agreement to purchase or issue shares of Delaware Common Stock on the same terms as prior to the Effective Time, except that any rights or obligations therein relating to shares of New York Common Stock shall be converted to rights or obligations relating to shares of Delaware Common Stock in accordance with the provisions of Section 2(a). All employee benefit plans of IPS will be assumed and continued by Global following the Effective Time, and such number of shares of Delaware Common Stock will be authorized to be issued under such plan shall equal to the number of shares of New York Common Stock authorized to be issued under such plan immediately prior to the Effective Time taking into effect the conversion contemplated by the provisions of Section 2(a)(ii).

      Closing of Transfer Books. At the Effective Time, the stock transfer books of IPS shall be closed and no transfer of shares of New York Common Stock shall thereafter be made. If, after the Effective Time, certificates representing shares of New York Common Stock are presented to the Surviving Company or its transfer agent, they shall be canceled and exchanged for certificates representing shares of Delaware Common Stock in accordance with the terms hereof. At and after the Effective Time, the holders of shares of New York Common Stock to be exchanged for shares of Delaware Common Stock pursuant to this Agreement shall cease to have any rights as shareholders of IPS except for the right to surrender such stock certificates in exchange for shares of Global Common Stock as provided hereunder.

    MISCELLANEOUS.

      Fees and Expenses. Whether or not the Merger is consummated, each party hereto shall pay its own costs and expenses incident to the preparation of this Agreement, the consummation of the Merger, and the performance of and compliance with all of the agreements and conditions contained herein.

      Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall he in writing and shall be deemed to have been duly given if delivered personally or mailed by overnight delivery service or by first class mail postage prepaid, or sent by telecopier, to the parties at the following address (or at such other address of a party as shall be specified by like notice): 901 Hensley Lane, Wylie, Texas 75098, Attn: Brad Peters.

      Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Amendment, Modification and Termination. Notwithstanding the approval and adoption of this Agreement by the Boards of Directors of IPS and Global and/or the shareholders of IPS, and subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects, or terminated and abandoned by the Boards of Directors of IPS or Global or both, in part or in its entirety, or the consummation of the Merger may be postponed without any action of the shareholders of IPS or Global, at any time prior to the filing of any required Merger documents with the Secretary of State of either the State of New York or the State of Delaware.

      Section Headings. The Section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      Applicable Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles or rules thereof.

      Integration. This Agreement sets forth and is intended to be an integration of all of the promises, agreements, conditions, understandings, covenants, warranties and representations among the parties with respect to the Merger and there are no promises, agreements, conditions, understandings, covenants, warranties or representations, oral or written, express or implied, among the parties with respect to the transactions contemplated other than as set forth herein. Any and all prior agreements among the parties with respect to the Merger are hereby revoked.

      Further Actions. Each of IPS and Global will use its commercially reasonable efforts to cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and the State of Delaware, and to be performed within the State of New York and the State of Delaware and elsewhere all acts necessary to effectuate the Merger.

      Service of Process. By signing below, the Surviving Company agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any obligation of the Non-Surviving Company and in any proceeding for the enforcement of the rights of a dissenting shareholder, if any, of the Non-Surviving Company against the Surviving Company. The Surviving Company hereby appoints the Secretary of State of the State of New York as its agent to accept service of process in any such proceeding.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

Integrated Performance Systems, Inc., a New York corporation

By	/s/ Brad Jacoby
Name	Brad Jacoby
Title:	Chief Executive Officer

Global Innovation Corp., a Delaware corporation

By:	/s/ Brad Jacoby
Name:	Brad Jacoby
Title:	Chief Executive Officer

CERTIFICATE OF INCORPORATION OF GLOBAL INNOVATION CORP.

CERTIFICATE OF INCORPORATION
OF
GLOBAL INNOVATION CORP.

The undersigned, for the purpose of forming a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

ARTICLE ONE
NAME

The name of the corporation is Global Innovation Corp. (the "Corporation").

ARTICLE TWO
REGISTERED OFFICE

The address of the Corporation's registered office in the State of Delaware, and the name of its registered agent at such address, is:

Capitol Services, Inc.
615 South Dupont Highway
Dover, Kent County, Delaware 19901

ARTICLE THREE
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE FOUR
INCORPORATOR

The incorporator is Patrick V. Stark, whose mailing address is 3700 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201.

ARTICLE FIVE
INITIAL DIRECTOR

The name and mailing address of the initial director of the Corporation, who shall serve until the first annual meeting of stockholders or until his successors are elected and qualify, is:

Name	Mailing address
Brad Jacoby	901 Hensley Lane Wylie, Texas 75098

ARTICLE SIX
OUR AUTHORIZED SHARES

Section 1. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Thirty Million (30,000,000) shares, consisting of:

  Twenty-Five Million (25,000,000) shares of Common Stock having a par value of $0.01 per share ("Common Stock") and

  Five Million (5,000,000) shares of Preferred Stock having a par value of $0.01 per share ("Preferred Stock").

The Common Stock and the Preferred Stock shall have the rights, preferences and limitations set forth below.

Section 2. Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below

  General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

  Voting. Each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation. Holders of Common Stock are not entitled to cumulate votes in the election of any directors.

  Changes in Number of Authorized Shares. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

  Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

  Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

  Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefore as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Such dividends may be payable in cash, stock or otherwise.

  Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

  Dissolution, Liquidation or Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation. For the purpose of this Subsection H, neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

Section 3. Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board") as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board to issue from time to time Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and any qualifications, limitations or restrictions thereof, including without limitation dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior to or rank equally with or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

ARTICLE SEVEN
DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the Board. The number and terms of the members of the Board and the procedures to elect and to remove directors shall be as follows:

Section 1. Except as otherwise fixed by or pursuant to the provisions of this Certificate of Incorporation relating to the rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances, the number of directors constituting the Board shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the then authorized number of directors of the Corporation (as determined in accordance with the bylaws of the Corporation (the "Bylaws")), but never less than one. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. No director need be a stockholder of the Corporation.

Section 2. The directors of the Corporation need not be elected by written ballot unless the Bylaws otherwise provide.

Section 3. A director of the Corporation may be removed with or without cause. For purposes of removal of a director of the Corporation, "cause" shall mean (i) a final conviction of a felony involving moral turpitude or (ii) willful misconduct that is materially and demonstrably injurious economically to the Corporation. For purposes of this definition of "cause," no act, or failure to act, by a director shall be considered "willful" unless committed in bad faith and without a reasonable belief that the act or failure to act was in the best interest of the Corporation or any Affiliate of the Corporation. "Cause" shall not exist unless and until the Corporation has delivered to the director a written notice of the act or failure to act that constitutes "cause" and such director shall not have cured such act or omission within 90 days after the delivery of such notice. As used in this Certificate of Incorporation, "Affiliate" has the meaning given such term under Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE EIGHT
BYLAWS

In furtherance of and not in limitation of the powers conferred by the law of the State of Delaware, a majority of directors then in office (or such higher percentage as may be specified in the Bylaws with respect to any provision thereof) shall have the power to adopt, amend and repeal the Bylaws of the Corporation. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66⅔%) of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required for the alteration, amendment, or repeal of the Bylaws or adoption of new Bylaws by the stockholders of the Corporation.

ARTICLE NINE
INTERESTED PARTY TRANSACTIONS

Under the provisions of Section 144 of the DGCL, no contract or transaction between the Corporation and one or more of its directors, officers or stockholders or between the Corporation and any Person (as hereinafter defined) in which one or more of its directors, officers or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee of the Board which authorizes the contract or transaction, or solely because his vote is counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction. "Person" as used herein means any corporation, partnership, limited liability company, association, firm, trust, joint venture, political subdivision or instrumentality.

ARTICLE TEN
INDEMNIFICATION

The Corporation shall indemnify any person who was, is or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, to the fullest extent permitted under the DGCL, as the DGCL exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Ten is in effect. Any repeal or amendment of this Article Ten by the stockholders of the Corporation shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment of this Article Ten. Such right shall include the right to be paid by the Corporation expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL, as the same exists or may hereafter be amended, provided that the Corporation shall be entitled to participate in or, at its option, to assume the defense, appeal or settlement of such proceeding.

If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense is not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. It shall not be a defense to the action or create a presumption that such indemnification or advancement is not permissible in either of the following situations: (i) the Corporation failed to make its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible, or (ii) the Corporation (including its Board or any committee thereof, its independent legal counsel or its stockholders) actually determined that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article Ten shall extend to proceedings involving the negligence of such person.

As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

ARTICLE ELEVEN
LIMITATION OF LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Eleven by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Eleven, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the DGCL.

ARTICLE TWELVE
AMENDMENTS

Section 1. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders of the Corporation herein are granted subject to this reservation.

Section 2. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66⅔%) of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Article Seven, Article Eight or this Article Twelve of this Certificate of Incorporation.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 24th day of July, 2006.

/s/ Patrick V. Stark
Patrick V. Stark, Incorporator

BYLAWS

BYLAWS OF
GLOBAL INNOVATION CORP.

(A Delaware corporation)

BYLAWS OF
GLOBAL INNOVATION CORP.

A Delaware corporation

PREAMBLE

These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation (as the same may be amended and restated from time to time, the "Certificate of Incorporation") of Global Innovation Corp., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the Certificate of Incorporation, such provisions of the Delaware General Corporation Law or the Certificate of Incorporation, as the case may be, will be controlling. References to sections of the Delaware General Corporation Law shall refer also to any successor provisions to those sections.

ARTICLE I
OFFICES

  1.1  Registered Office and Agent

      The registered office and registered agent of the Corporation shall be as designated from time to time in the Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware.

  1.2  Other Offices

      The Corporation may also have offices at such other places, and may keep the books and records of the Corporation, except as may be otherwise required by law, at such other place or places, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board") may from time to time determine or as the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

  2.1  Annual Meeting

      An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. Except as otherwise permitted by law, no stockholder of the Corporation shall require the Board to call an annual meeting of stockholders of the Corporation.

  2.2  Special Meeting

      A special meeting of the stockholders may be called, and business to be considered at any such meeting may be proposed, at any time by a majority of the members of the Board, by the Chief Executive Officer or by the President, and a special meeting of the stockholders shall be called by the Chief Executive Officer or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. A special meeting shall be held on such date and at such time as shall be designated by the Board and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

  2.3  Place of Meetings

    An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the Board. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal place of business of the Corporation unless another place is designated for meetings in the manner provided herein.

    The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the Delaware General Corporation Law. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (i) participate in a meeting of stockholders and (ii) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

  2.4  Notice

    Written or printed notice stating (i) the place, if any, day and time of each meeting of the stockholders, (ii) the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and (iii) in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting, except as otherwise provided herein or required by law. If such notice is to be sent by mail, it shall be directed to each stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address.

    On consent of a stockholder, any notice to the stockholders given by the Corporation shall be effective if given in the form of electronic transmission. The stockholder may specify the form of electronic transmission to be used to communicate notice and may revoke this consent by written notice to the Corporation. The stockholder's consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the Secretary or Assistant Secretary of the Corporation, or another person responsible for delivering notice on behalf of the Corporation, knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of the stockholder's consent shall not invalidate a meeting or other action. For purposes of these Bylaws, "electronic transmission" shall mean any form of communication, not directly involving the physical transmission of paper, which creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

    If mailed, a notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address appearing on the books of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission is deemed given when the notice is transmitted to a facsimile number provided by the stockholder for the purpose of receiving notice, transmitted to an electronic mail address provided by the stockholder for the purpose of receiving notice, posted to an electronic network and a message is sent to the stockholder at the address provided by the stockholder for the purpose of alerting the stockholder of a posting, or communicated to the stockholder by any other form of electronic transmission consented to by the stockholder. An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 233 of the Delaware General Corporation Law.

    Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy, or waive notice by electronic transmission in accordance with Section 229 of the Delaware General Corporation Law.

  2.5  Notice of Stockholder Business at Annual Meeting

    At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of a majority of the members of the Board or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this Section 2.5.

    For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 2.5, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation's principal place of business and such business must be a proper subject for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal place of business of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from the anniversary date, notice by the stockholder to be timely must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting or (y) the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall a public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for giving of a stockholder's notice as described above.

    A stockholder's notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (i) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (A) (1) the name and address, as they appear on the records of the Corporation, (2) the business address and telephone number and (3) the residence address and telephone number, of such stockholder of record and of the beneficial owner, if different, (B) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business and (D) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies from stockholders in support of such proposal.

    The foregoing notice requirements of this Section 2.5 shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

    Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.5. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall relieve a stockholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Exchange Act, and the rules and regulations thereunder.

  2.6  Voting List

      At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order for each class of stock and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten (10) days prior to such meeting, such list shall be open to examination by any stockholder in the manner provided by law. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine such list or to vote in person or by proxy at any meeting of stockholders.

  2.7  Quorum

      At each meeting of stockholders of the Corporation, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on a matter, present in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws.

  2.8  Adjournments

      Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason from time to time by either the Chairman of the meeting or the holders of a majority in interest of the stockholders entitled to vote thereat who are present, in person or by proxy, without notice other than announcement at the meeting in accordance with Section 222 of the Delaware General Corporation Law (unless the adjournment is for more than thirty (30) days or the Board, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present, in person or by proxy. At any adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present, in person or by proxy. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

  2.9  Order of Business

      The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

  2.10  Required Vote; Withdrawal of Quorum

      When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by law, the Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

  2.11  Method of Voting; Proxies

    Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each outstanding share of capital stock of the Corporation, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot.

    At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing (which may be in the form of a telegram, cablegram or other means of electronic transmission) by the stockholder or by his duly authorized attorney-in-fact. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

  2.12  Record Date

      For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

    The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

    The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

  2.13  Conduct of Meeting

      The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall be chairman of and preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these Bylaws or by some person appointed by the Chairman of the Board, the Board of Directors or a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy.

  2.14  Inspectors

      The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

  2.15  Certain Rules of Procedure Relating to Stockholder Meetings

      All stockholder meetings, annual or special, shall be governed in accordance with the following rules:

    Only stockholders of record will be permitted to present motions from the floor at any meeting of stockholders.

    The chairman of the meeting shall preside over and conduct the meeting in a fair and reasonable manner, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to ensure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any stockholder, to limit the number of questions a stockholder may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners and the proxies of such record and beneficial holders, and to limit the number of proxies a stockholder may name.

  2.16  Requests for Stockholder List and Corporation Records

      Stockholders shall have those rights afforded under the Delaware General Corporation Law to inspect a list of stockholders and other related records and make copies or extracts therefrom. Any request to inspect, copy or extract such records shall be in writing in compliance with Section 220 of the Delaware General Corporation Law. In addition, any stockholder making such a request must agree that any information so inspected, copied or extracted by the stockholder shall be kept confidential, that any copies or extracts of such information shall be returned to the Corporation and that such information shall only be used for the purpose stated in the request. Information so requested shall be made available for inspecting, copying or extracting at the principal place of business of the Corporation. Each stockholder desiring a photostatic or other duplicate copies of any of such information requested shall make arrangements to provide such duplicating or other equipment necessary in the city where the Corporation's principal place of business is located. Alternative arrangements with respect to this Section 2.16 may be permitted in the discretion of the Chief Executive Officer of the Corporation or by vote of the Board.

ARTICLE III
DIRECTORS

  3.1  Management

      The business and property of the Corporation shall be managed under the direction of the Board. Subject to the restrictions imposed by law, the Certificate of Incorporation or these Bylaws, the Board may exercise all the powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.

  3.2  Number; Qualification; Election; Eligibility; Term

      Except as otherwise provided in the Certificate of Incorporation, the number of directors which shall constitute the entire Board shall from time to time be fixed exclusively by the Board by a resolution adopted by a majority of the entire Board serving at the time of that vote. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the directors of the Corporation shall be elected at an annual meeting of stockholders at which a quorum is present by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors or a class of directors. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority. All directors must, in order to be elected, meet the eligibility requirements of Section 3.3.

  3.3  Nomination of Director Candidates

    Nominations of persons for election to the Board of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3.3, who shall be entitled to vote for the election of the director so nominated and who complies with the notice procedures set forth in this Section 3.3.

    Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation at the Corporation's principal place of business.

    To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal place of business of the Corporation (i) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from the anniversary date, notice by the stockholder to be timely must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting or (y) the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation, and (ii) in the case of a special meeting at which directors are to be elected, not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such special meeting or (y) the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall a public announcement of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for giving of a stockholder's notice as described above.

    Such notice shall set forth (i) as to each nominee for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or that otherwise would be required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to serving as a director if elected and, if applicable, to being named in the proxy statement as a nominee), and (ii) if the nomination is submitted by a stockholder of record, (A) (1) the name and address, as they appear on the records of the Corporation, (2) the business address and telephone number and (3) the residence address and telephone number, of such stockholder of record and of the beneficial owner, if different, on whose behalf the nomination is made, (B) the class and number of shares of the Corporation which are beneficially owned and owned of record by such stockholder of record and such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (D) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies from stockholders in support of such nomination. At the request of the Board, any person nominated by the Board for election as a director shall furnish the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. The Corporation may also require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

    No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.3. The election of any director in violation of this Section 3.3 shall be void and of no force or effect. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3.3.

  3.4  Removal

      Except as otherwise provided in the Certificate of Incorporation, these Bylaws or by law, at the annual meeting of stockholders or at any special meeting of stockholders called expressly for that purpose, a director of any class of directors may be removed before the expiration date of that director's term of office, with or without cause, by an affirmative vote of the holders of not less than a majority of the outstanding shares of the class or classes or series of capital stock then entitled to vote at an election of directors or directors of that class or series, voting together as a single class.

  3.5  Resignation

      Any director may resign at any time by giving written notice to the Corporation; provided, however, that written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

  3.6  Newly-Created Directorships and Vacancies

      Newly-created directorships resulting from any increase in the authorized number of directors and vacancies on the Board may be filled by no less than a majority vote of the remaining directors then in office, though less than a quorum, or by a sole remaining director and if there is more than one class of directors, each director so chosen shall receive the classification of the vacant directorship to which he has been appointed or, if it is a newly-created directorship, shall receive the classification that at least a majority of the Board or a sole remaining director designates and shall hold office until the first annual meeting of stockholders held after his appointment for the purpose of electing directors of that classification and until his successor is elected and qualified or, if earlier, until his death, resignation, retirement, disqualification or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the Certificate of Incorporation or these Bylaws, vacancies and newly created directorships of such class or series may be filled only by a majority of the directors elected by such class or series then in office, or by a sole remaining director so elected or, if there are no such directors, by the holders of the outstanding class or series of stock entitled to elect such directors. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws.

  3.7  Place of Meetings

      The directors may hold their meetings in such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

  3.8  Regular Meetings

      Regular meetings of the Board shall be held at such times and places as shall be designated from time to time by resolution of the Board. Notice of such regular meetings shall not be required.

  3.9  Special Meetings

      Special meetings of the Board shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, the President or any director.

  3.10  Notice of Special Meetings

      The Secretary shall give notice of each special meeting to each director no later than two (2) days before the meeting, if given by mail, and if given by telecopy, telegraph, electronic transmission or if delivered personally or by telephone, no later than twenty-four (24) hours prior to the time set for such meeting. Notice of any such meeting need not be given to any party entitled to notice who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Such notice shall state the place, day and time of the meeting and the purpose or purposes for which the meeting is called.

  3.11  Quorum; Majority Vote

      At all meetings of the Board, a majority of the directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business. The chairman of the meeting, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice whether or not a quorum is present. Unless the act of a greater number is required by law, the Certificate of Incorporation, or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

  3.12  Procedure

      At meetings of the Board, business shall be transacted in such order as from time to time the Board may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer, if he is a director, shall preside at all meetings of the Board. In the absence or inability to act of either such officer, a chairman shall be chosen by the Board from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the Board unless the Board appoints another person to act as secretary of the meeting. The Board shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

  3.13  Election of Officers

      The Board may elect or appoint the officers of the Corporation at any meeting of the Board at which a quorum shall be present.

  3.14  Presumption of Assent

      A director of the Corporation who is present at the meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

  3.15  Telephone Meetings

      Members of the Board and members of a committee of the Board may participate in and hold a meeting of the Board or such committee by means of a telephone conference or similar communications equipment by means of which persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section 3.15 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

  3.16  Action Without a Meeting

      Unless otherwise restricted by the Certificate of Incorporation or by these Bylaws, any action required or permitted to be taken at a meeting of the Board, or of any committee of the Board, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board or committee, as the case may be. Faxed signatures of such consent or consents shall be effective for all purposes.

  3.17  Compensation

      The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

ARTICLE IV
COMMITTEES

  4.1  Designation; Powers

      The Board may, by resolution adopted by a majority of the entire Board, designate one or more committees to serve at the pleasure of the Board. The committee shall have and may exercise such of the powers of the Board in the management of the business and affairs of the Corporation as may be provided in such resolution and as permitted by applicable law. Any committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper.

  4.2  Number; Qualification; Term

      Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director or (iii) his removal as a committee member or as a director.

  4.3  Committee Changes

      The Board shall have the power at any time to fill vacancies in, to change the membership of and to discharge any committee.

  4.4  Alternate Members of Committees

      The Board may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

  4.5  Regular Meetings

      Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by resolution by the committee and communicated to all members thereof.

  4.6  Special Meetings

      Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member no later than two (2) days before the meeting, if given by mail, and if given by telecopy, telegraph, electronic transmission, or if delivered personally or by telephone, no later than twenty-four (24) hours prior to the time set for such meeting.

  4.7  Quorum; Majority Vote

      At meetings of any committee, a majority of the number of members designated by the Board shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation or these Bylaws.

  4.8  Minutes

      Each committee shall cause minutes of its proceedings to be prepared and shall report such minutes to the Board upon the request of the Board. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

  4.9  Compensation

      Committee members may, by resolution of the Board, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

  4.10  Responsibility

      The designation of any committee and the delegation of authority to it shall not operate to relieve the Board or any director of any responsibility imposed upon the Board or such director by law.

ARTICLE V
NOTICE

  5.1  Method of Notice

      Whenever notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, except with respect to notices of meetings of stockholders (with respect to which the provisions of Section 2.4 apply), and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such stockholder, director or committee member at his address as it appears on the records of the Corporation or (b) by any other method permitted by law (including, but not limited to, overnight courier service, telegram, telex, telefax or other electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when such notice is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, telefax or other electronic transmission shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

  5.2  Waiver

      Whenever any notice is required to be given to any stockholder, director or committee member of the Corporation by statute, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI
OFFICERS

  6.1  Number; Titles; Term of Office

      The officers of the Corporation shall be a Chief Executive Officer and/or a President, a Secretary and such other officers as the Board or the Chief Executive Officer or President may from time to time elect or appoint, including a Chairman of the Board, a President, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected or appointed and shall have qualified, until he shall resign or shall have been removed in the manner hereinafter provided or until his death. In addition, the Chairman of the Board shall hold office until one or more of the foregoing events occurs or until he shall cease to be a director, whichever occurs earlier. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if such instrument is required by law, by these Bylaws or by any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman of the Board, if any, shall be elected from among the directors. Subject to the foregoing exceptions, none of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

  6.2  Removal and Resignation

      Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving written notice to the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party; provided, however, that written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary shall be deemed to constitute notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  6.3  Vacancies

      Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board.

  6.4  Authority

      Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board not inconsistent with these Bylaws.

  6.5  Compensation

      The compensation, if any, of officers and agents shall be fixed by the Board from time to time and may be altered by the Board from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment; provided, however, that the Board may delegate to a committee of the Board, the Chairman of the Board or the Chief Executive Officer the power to determine the compensation of any officer or agent (other than the officer to whom such power is delegated).

  6.6  Chairman of the Board

      The Chairman of the Board, if elected by the Board, shall have such powers and duties as may be prescribed by the Board. Such officer shall preside at all meetings of the stockholders and of the Board. Such officer may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation or shall be required by law to be otherwise executed.

  6.7  Chief Executive Officer

      The Chief Executive Officer of the Corporation shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. The Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, including Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, except that the Chief Executive Officer may not remove those elected or appointed by the Board. The Chief Executive Officer shall keep the Board and the Executive Committee (if any) fully informed and shall consult them concerning the business of the Corporation. The Chief Executive Officer may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board, any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. If the Board has not elected a Chairman of the Board or in the absence, inability to act or refusal to act of the Chairman of the Board, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board, except for presiding at meetings of the Board if the Chief Executive Officer is not also a director. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable or refuses to act.

  6.8  President

      The President shall have such powers and duties as may be assigned to him by the Board, the Chairman of the Board or the Chief Executive Officer, and shall exercise the powers of the Chief Executive Officer during that officer's absence, inability to act or refusal to act. If a Chief Executive Officer has not been named, the President shall have such powers and duties assigned to the Chief Executive Officer in Section 6.7. The President may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shallbe required by law to be otherwise executed. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence that the Chief Executive Officer was absent or unable or refused to act at the time such action was taken.

  6.9  Vice Presidents

      Each Vice President shall have such powers and duties as may be assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer or the President, and (in order of priority as determined by the Board, or in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence, inability to act or refusal to act. Any Vice President may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence that the President was absent or unable or refused to act at the time such action was taken.

  6.10  Treasurer

      The Treasurer shall (i) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board; (ii) prepare, or cause to be prepared, for submission at each regular meeting of the Board, at each annual meeting of the stockholders, and at such other times as may be required by the Board, the Chairman of the Board (if any) or the Chief Executive Officer, a statement of financial condition of the Corporation in such detail as may be required; (iii) sign with the Chairman of the Board (if any), the Chief Executive Officer, the President or any Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of whichshall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed; and (iv) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chairman of the Board (if any), the Chief Executive Officer, the President or the Board.

  6.11  Assistant Treasurers

      Each Assistant Treasurer shall have such power and duties as may be assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act, but such delegation shall not relieve the Treasurer from his responsibilities and liabilities of office.

  6.12  Secretary

      Except as otherwise provided in these Bylaws, the Secretary shall (i) record the proceedings of the meetings of the stockholders, the Board and committees of the Board in the permanent minute books of the Corporation kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (iii) be custodian of the corporate records and, if one has been adopted, of the seal of the Corporation, and, if applicable, see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares of the Corporation prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (v) sign with the Chairman of the Board (if any), the Chief Executive Officer, the President or any Vice President certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; (vi) have general charge of the stock transfer books of the Corporation; and (vii) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned by the Chairman of the Board (if any), the Chief Executive Officer, the President or the Board.

  6.13  Assistant Secretaries

      Each Assistant Secretary shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act. The Assistant Secretaries may sign, with the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by a resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation or shall be required by law to be otherwise executed.

ARTICLE VII
CERTIFICATES AND STOCKHOLDERS

  7.1  Certificates for Shares

      Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the Board, provided that the Board may provide by resolution that some or all of any or all classes or series of stock of the Corporation shall be uncertificated shares. Notwithstanding the foregoing, each holder of uncertificated shares shall be entitled, upon request, to a certificate representing such shares. The certificates shall be signed by the Chairman of the Board, the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be facsimiles, engraved or printed and, if a seal has been adopted, may be sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed). If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

  7.2  Replacement of Lost or Destroyed Certificates

      The Board may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation and/or the transfer agents and registrars, if any, a bond with a surety or sureties satisfactory to the Corporation and/or the transfer agents and registrars, if any, in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

  7.3  Transfer of Shares

      Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and the payment of any taxes thereon, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

  7.4  Registered Stockholders

      The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

  7.5  Regulations

      The Board shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.

  7.6  Legends

      The Board shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

  8.1  Dividends

      Subject to provisions of law and the Certificate of Incorporation, dividends may be declared by the Board at any regular or special meeting and may be paid in cash, in property or in shares of capital stock of the Corporation. Such declaration and payment shall be at the discretion of the Board.

  8.2  Reserves

      There may be created by the Board out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Board shall consider beneficial to the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.

  8.3  Insurance

      The Corporation may, at the discretion of the Board of Directors, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the Delaware General Corporation Law, the Certificate of Incorporation, these Bylaws or otherwise.

  8.4  Books and Records

      The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

  8.5  Fiscal Year

      The fiscal year of the Corporation shall be fixed by the Board; provided, that if such fiscal year is not fixed by the Board and the selection of the fiscal year is not expressly deferred by the Board, the fiscal year shall begin on August 1 and end on July 31.

  8.6  Seal

      The seal of the Corporation, if any, shall be in such form as from time to time may be approved by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

  8.7  Securities of Other Corporations

      With the prior approval of a majority of the Board, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

  8.8  Invalid Provisions

      If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

  8.9  Mortgages, etc

      With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board authorizing such execution expressly state that such attestation is necessary.

  8.10  Headings

      The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

  8.11  References

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

    I, the undersigned, being the Secretary of the Corporation, do hereby certify that the foregoing are the Bylaws of the Corporation, as adopted by the Board of the Corporation on the 24th day of July, 2006.

/s/ Brad Jacoby

Brad Jacoby, Secretary